UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2018

ILG, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2018, ILG, Inc., a Delaware corporation (“ILG”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the Definitive Proxy Statement, dated July 23, 2018, which was first mailed to ILG stockholders on or about July 25, 2018.

As of the close of business on July 13, 2018, the record date for the Special Meeting, there were 124,310,401 shares of ILG common stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 79% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. Each of the two proposals voted on was approved by the requisite vote of ILG stockholders. The tables below detail the voting results for each proposal:

1.              Proposal to approve the transactions contemplated by the Agreement and Plan of Merger, dated as of April 30, 2018 (the “Merger Agreement”), by and among Marriott Vacations Worldwide Corporation, a Delaware corporation (“Marriott Vacations Worldwide”), ILG, Ignite Holdco, Inc., a Delaware corporation and wholly-owned direct subsidiary of ILG (“Holdco”), Ignite Holdco Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco (“Ignite Holdco Sub”), Volt Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of Marriott Vacations Worldwide (“Volt Corporate Merger Sub”), and Volt Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Marriott Vacations Worldwide (“Volt LLC Merger Sub”).  Those transactions include the merger of Ignite Holdco Sub with and into ILG, with ILG continuing as the surviving corporation and a wholly owned subsidiary of Holdco, and the merger of Volt Corporate Merger Sub with and into Holdco, with Holdco continuing as the surviving corporation and a wholly owned subsidiary of Marriott Vacations Worldwide (which is referred to as the “combination transactions”). Set forth below are the voting results for this proposal.

Votes For	Votes Against	Votes Abstained
97,963,750	112,943	188,514

The proposal to approve the combination transactions received the affirmative vote of approximately 78.8% of the shares of ILG common stock outstanding and entitled to vote thereon.

2.              Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to ILG’s named executive officers in connection with the combination transactions. Set forth below are the voting results for this proposal.

Votes For	Votes Against	Votes Abstained
92,435,255	5,615,092	214,860

The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to ILG’s named executive officers in connection with the combination transactions received the affirmative vote of approximately 94.3% of all votes cast.

In light of the approval of Proposal 1, Proposal 3 in ILG’s definitive proxy statement filed with the United States Securities and Exchange Commission (“SEC”) on July 23, 2018, to adjourn the Special Meeting if necessary to solicit additional proxies, was rendered moot and was not voted on at the Special Meeting.

Item 8.01 Other Events.

On August 28, 2018, ILG and MVW issued a joint press release announcing the results of the stockholder vote at the Special Meeting and the MVW special meeting of stockholders of Marriott Vacations Worldwide. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the SEC and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding Marriott Vacations Worldwide and ILG’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of Marriott Vacations Worldwide and ILG; our beliefs relating to value creation as a result of a potential combination of Marriott Vacations Worldwide and ILG; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Marriott Vacations Worldwide’s and ILG’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the SEC, including those described in Part I of the Marriott Vacations Worldwide’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as in ILG’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Marriott Vacations Worldwide with the SEC, and any amendments thereto.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Marriott Vacations Worldwide and ILG; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Marriott Vacations Worldwide and ILG will not be integrated successfully; the potential impact of disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Marriott Vacations Worldwide and ILG described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Important Information and Where to Find It

In connection with the proposed transaction, on July 19, 2018, Marriott Vacations Worldwide filed with the SEC an amendment to the registration statement on Form S-4 that included a joint proxy statement/prospectus for the stockholders of Marriott Vacations Worldwide and ILG and was filed with the SEC on June 6, 2018. The registration statement was declared effective by the SEC on July 23, 2018. Marriott Vacations Worldwide and ILG mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 25, 2018. On August 28, 2018, at their respective special meetings, Marriott Vacations Worldwide’s stockholders approved the issuance of Marriott Vacations Worldwide common stock in connection with the transactions contemplated by the Merger Agreement, and ILG stockholders approved the transactions contemplated by the Merger Agreement. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Marriott Vacations Worldwide or ILG may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials and any other documents filed or furnished by Marriott Vacations Worldwide or ILG with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders can obtain free copies of the registration statement and the joint proxy statement/prospectus from Marriott Vacations Worldwide by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILG, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Executive Vice President, General Counsel and Secretary

Date:  August 28, 2018